Pro-Conscience Women's Equity Mutual Fund


                        Supplement Dated March 10, 1997
                       To Prospectus Dated August 1, 1996


Effective January 31, 1997, the Fund's new address is 625 Market Street, 16th floor, San Francisco CA 94105. The new local phone number is (415) 547-9135. The shareholder service number remains (800) 385-7003.

The discussion in the Fund's prospectus under the caption "Check-A-Matic Plan," on page 10, is supplemented with the following information:

Effective immediately, the minimum initial investment is waived for new investors who agree to open an automatic investment plan whereby a check is automatically drawn on the investor's personal checking account each month for a predetermined amount. The minimum monthly amount that may be invested has been reduced to $50.00. This waiver of the minimum investment amount and reduction in monthly minimum amount that must be invested may be revised or discontinued upon further notice to shareholders.